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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  -----------

                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported):         AUGUST 31, 2000
                                                     ------------------------

                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)

             DELAWARE                                   333-74901                           25-1824148
 ---------------------------------           -------------------------------    ---------------------------------
 (State or other jurisdiction of                (Commission File Number)                 (I.R.S. Employer
 incorporation or organization)                                                       Identification Number)

 500 HYDE PARK
 DOYLESTOWN, PENNSYLVANIA                                                                      18901
 ------------------------------------------                                     ---------------------------------
 (Address of principal executive offices)                                                   (Zip Code)


Registrant's telephone number, including area code:  (215) 345-6600
                                                     ------------------------

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         (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending August 31, 2000, payment date September 13, 2000

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending August 31, 2000, payment date September 13, 2000

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending August 31, 2000, payment date September 14, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 DVI Receivables Corp. VIII
                                                 --------------------------
                                                          (Registrant)



Dated:   September 25, 2000                By:   /s/ Steven R. Garfinkel
                                                 ------------------------------
                                                 Steven R. Garfinkel
                                                 Executive Vice President
                                                 and Chief Financial Officer


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